UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2007

First Mutual Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Washington	005-57091	91-2005970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400-108th Avenue N.E., Bellevue, Washington	98004
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (425) 455-7300

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In 2006, Roger A. Mandery, Executive Vice President and Chief Financial Officer of First Mutual Bancshares, Inc. and First Mutual Bank, announced his decision to retire effective April 30, 2007. Although several candidates are currently under consideration, no replacement for Mr. Mandery has been hired to date. Therefore, Mr. Mandery’s employment has been extended through May 31, 2007 as outlined in the employment agreement attached hereto.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Employment Agreement

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Mutual Bancshares, Inc. (Registrant)
April 23, 2007 (Date)	/s/ JOHN R. VALAAS John R. Valaas President and CEO

Exhibit Index
99.1	Employment Agreement